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                                  EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 29, 2000 relating to the financial statements, which appears in Landmark Systems Corporation's Annual Report on Form 10-K for the year ended December 31, 1999.

                                          /s/ PricewaterhouseCoopers LLP

McLean, Virginia
May 24, 2000

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